Consolidated Quarterly Holdings Report
for
Fidelity® SAI Inflation-Focused Fund
October 31, 2022
        Offered exclusively to certain clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC, an affiliate of Fidelity Management & Research Company LLC.
IFF-NPRT1-1222
1.9892166.103
U.S. Treasury Inflation-Protected Obligations - 96.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26 (b)	47,797,000	71,747,502
2.375% 1/15/25 (b)	70,335,000	111,760,225
2.375% 1/15/27 (b)	46,960,000	70,712,834
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/23 (b)	166,441,000	213,122,063
0.125% 7/15/24 (b)	142,206,000	172,969,115
0.125% 10/15/24 (b)	137,048,000	153,591,003
0.125% 4/15/25 (b)	113,040,000	124,330,266
0.125% 10/15/25 (b)	138,106,000	150,794,337
0.125% 4/15/26 (b)	107,918,000	115,013,106
0.125% 7/15/26 (b)	120,798,000	141,126,792
0.125% 10/15/26 (b)	155,519,000	158,685,384
0.125% 4/15/27 (b)	164,144,000	160,638,848
0.25% 1/15/25 (b)	129,716,000	156,746,273
0.375% 7/15/23 (b)	161,164,000	203,461,893
0.375% 7/15/25 (b)	142,427,000	171,941,509
0.375% 1/15/27 (b)	113,357,000	131,401,466
0.375% 7/15/27	126,571,000	144,750,824
0.5% 4/15/24 (b)	93,392,000	107,392,324
0.625% 4/15/23 (b)	152,895,000	181,176,132
0.625% 1/15/24 (b)	153,834,000	192,085,375
0.625% 1/15/26 (b)	120,126,000	144,431,518
U.S. Treasury Notes 1.625% 10/15/27	90,740,000	90,949,567
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $3,380,193,835)		3,168,828,356

Money Market Funds - 7.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c) (Cost $244,245,576)	244,196,737	244,245,576

TOTAL INVESTMENT IN SECURITIES - 103.8% (Cost $3,624,439,411)	3,413,073,932
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(123,698,319)
NET ASSETS - 100.0%	3,289,375,613

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	598	Dec 2022	20,675,850	3,604,108	3,604,108
CBOT Corn Contracts (United States)	1,704	Mar 2023	59,363,100	705,960	705,960
CBOT Corn Contracts (United States)	2,594	Jul 2023	89,395,725	(1,365,307)	(1,365,307)
CBOT HRW Wheat Contracts (United States)	447	Dec 2022	21,875,063	3,050,481	3,050,481
CBOT KC HRW Wheat Contracts (United States)	793	Mar 2023	38,629,013	910,931	910,931
CBOT KC HRW Wheat Contracts (United States)	97	May 2023	4,472,793	(327)	(327)
CBOT Soybean Contracts (United States)	1,702	Jan 2023	120,799,450	75,510	75,510
CBOT Soybean Contracts (United States)	1,559	Mar 2023	63,809,870	587,742	587,742
CBOT Soybean Contracts (United States)	450	Jul 2023	31,941,933	(1,341)	(1,341)
CBOT Soybean Meal Contracts (United States)	1,479	Jan 2023	61,984,890	2,282,138	2,282,138
CBOT Soybean Meal Contracts (United States)	225	Jul 2023	9,002,773	(671)	(671)
CBOT Soybean Oil Contracts (United States)	1,626	Jan 2023	68,887,116	7,879,274	7,879,274
CBOT Soybean Oil Contracts (United States)	1,635	Mar 2023	66,835,530	5,912,198	5,912,198
CBOT Soybean Oil Contracts (United States)	277	Jul 2023	10,542,038	(825)	(825)
CBOT Wheat Contracts (United States)	843	Dec 2022	37,186,838	3,797,073	3,797,073
CBOT Wheat Contracts (United States)	622	Mar 2023	27,966,675	246,474	246,474
CBOT Wheat Contracts (United States)	247	May 2023	10,606,052	(736)	(736)
CME Lean Hogs Contracts (United States)	545	Feb 2023	19,282,100	(326,373)	(326,373)
CME Lean Hogs Contracts (United States)	492	Apr 2023	18,420,480	506,285	506,285
CME Live Cattle Contracts (United States)	231	Feb 2023	14,398,230	(78,774)	(78,774)
CME Live Cattle Contracts (United States)	917	Apr 2023	58,348,710	536,939	536,939
CME Live Cattle Contracts (United States)	345	Jun 2023	21,303,750	130,898	130,898
COMEX Copper Contracts (United States)	1,019	Mar 2023	85,608,738	(2,291,101)	(2,291,101)
COMEX Copper Contracts (United States)	510	May 2023	42,718,875	(627,305)	(627,305)
COMEX Gold 100 oz. Contracts (United States)	2,569	Dec 2022	420,365,470	(27,473,305)	(27,473,305)
COMEX Silver Contracts (United States)	1,313	Dec 2022	125,457,150	(9,067,550)	(9,067,550)
ICE Brent Crude Contracts (United Kingdom)	2,921	Jan 2023	260,670,040	(1,465,992)	(1,465,992)
ICE Coffee 'C' Contracts (United States)	971	Mar 2023	63,375,956	(1,595,821)	(1,595,821)
ICE Cotton No. 2 Contracts (United States)	711	Mar 2023	25,468,020	(6,830,128)	(6,830,128)
ICE Cotton No. 2 Contracts (United States)	98	Jul 2023	3,505,938	(345)	(345)
ICE Low Sulphur Gasoil Contracts (United States)	1,415	Jan 2023	138,351,625	12,968,715	12,968,715
ICE Sugar No. 11 Contracts (United States)	3,775	Feb 2023	75,977,160	588,189	588,189
ICE Sugar No. 11 Contracts (United States)	1,636	Apr 2023	30,947,885	(813,632)	(813,632)
LME Aluminum Contracts (United Kingdom)	712	Jan 2023	39,551,600	1,159,601	1,159,601
LME Aluminum Contracts (United Kingdom)	589	May 2023	33,101,800	(1,093,384)	(1,093,384)
LME Nickel Contracts (United Kingdom)	264	Jan 2023	34,524,072	(899,763)	(899,763)
LME Nickel Contracts (United Kingdom)	224	May 2023	29,566,656	(789,052)	(789,052)
LME Zinc Contracts (United Kingdom)	714	Jan 2023	48,248,550	(3,716,031)	(3,716,031)
LME Zinc Contracts (United Kingdom)	370	May 2023	24,540,250	(1,779,287)	(1,779,287)
NYMEX Gasoline RBOB Contracts (United States)	918	Dec 2022	94,517,766	8,032,653	8,032,653
NYMEX Gasoline RBOB Contracts (United States)	32	Jun 2023	3,389,237	(93)	(93)
NYMEX Natural Gas Contracts (United States)	5,353	Dec 2022	352,066,810	(50,059,941)	(50,059,941)
NYMEX Natural Gas Contracts (United States)	362	Feb 2023	20,416,786	(1,057)	(1,057)
NYMEX Natural Gas Contracts (United States)	830	Apr 2023	39,329,970	(1,667,904)	(1,667,904)
NYMEX NY Harbor ULSD Contracts (United States)	794	Dec 2022	116,954,771	14,033,511	14,033,511
NYMEX WTI Crude Oil Contracts (United States)	3,346	Dec 2022	284,677,680	20,654,116	20,654,116

TOTAL FUTURES CONTRACTS					(24,283,249)
The notional amount of futures purchased as a percentage of Net Assets is 99.3%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $429,713,018.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	740,451,255	1,292,678,910	1,788,884,589	1,775,398	-	-	244,245,576	0.5%
Total	740,451,255	1,292,678,910	1,788,884,589	1,775,398	-	-	244,245,576

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode SAI Inflation-Focused Cayman Ltd.	752,525,291	286,999,806	150,000,155	-	(2,084,124)	(294,340,052)	593,100,766

The Fund invests in certain commodity-related investments through Geode SAI Inflation-Focused Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2022, the Fund held an investment of $593,100,766 in the Subsidiary, representing 18.0% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Inflation-Protected Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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